UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 8, 2006

SUMTOTAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50640	42-1607228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1808 North Shoreline Boulevard

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 934-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

SumTotal Systems Executive and Management Bonus Plan:

On February 8, 2006, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of SumTotal Systems, Inc., a Delaware corporation (the “SumTotal Systems” or the “Company”), approved and adopted the SumTotal Systems Executive and Management Bonus Plan for 2006 (the “2006 Bonus Plan”), including the target bonus levels for the Company’s Section 16 officers in the 2006 Bonus Plan as described below. The 2006 Bonus Plan establishes the criteria, allocations, methodologies and metrics for payments of incentive bonuses, if any, to the participants in the 2006 Bonus Plan, including Section 16 officers. Two components comprise the total bonus: (i) 80% of the target bonus is based on the achievement of business financials where the targets and bonus are cumulative on a quarter by quarter basis, and (ii) 20% of the target bonus is based on the achievement of the participant’s most important tasks as agreed upon by the Compensation Committee and paid after the end of the fiscal year.

This description is qualified in its entirety by the 2006 Bonus Plan, which is filed as Exhibit 10.1.

Section 16 Officer 2006 Compensation:

On February 9, 2006 the Compensation Committee approved, effective February 10, 2006, the Section 16 officer base salaries and target bonus levels for the 2006 Bonus Plan for fiscal year 2006, as follows:

Name and Position	Base Salary	Target Bonus
Don Fowler Chief Executive Officer	$400,000	60%
Dave Crussell Executive Vice President, Chief Operating Officer	$310,000	60%
Neil Laird Executive Vice President, Chief Financial Officer	$275,000	50%
Erika Rottenberg Senior Vice President, General Counsel & Secretary	$240,000	45%
Sanjay Dholakia Senior Vice President, Marketing and Alliances	$235,000	40%

2006 Board Compensation:

Further, on February 9, 2006, the Board of Directors of the Company unanimously approved the 2006 compensation for Independent Board members upon the recommendation of the Company’s Compensation Committee, in two components: cash compensation and equity compensation. Effective January 1, 2006, each independent director shall receive the following annual cash retainer, paid quarterly and pro-rated for any pro-rata services:

Cash Compensation

Board Position	Annual Retainer
Board Member	$17,000
Audit Committee Member	$6,000
Compensation Committee Member	$4,500
Governance Committee Member	$2,500

Chairs also receive additional retainers of:

Board Chair	$10,000
Audit Committee Chair	$10,000
Compensation Committee Chair	$6,500
Governance Committee Chair	$5,500

In the event the Board or a Committee is required to engage in additional special work beyond that reasonably contemplated as of February 9, 2006, each independent Board member shall receive an additional $1,000 for each “special” meeting they attend in person, and $500 for each “special” meeting they attend telephonically.

Equity Compensation:

On the date of the annual shareholders meeting, each independent board member shall receive an option of 10,000 shares of SumTotal stock, pursuant to the 2004 Equity Incentive Plan with monthly vesting over a 12-month period.

Oakes Separation, Release and Consulting Agreement:

In addition, on February 10, the Company entered into a Separation, Release and Consulting Agreement (the “Agreement”) with Kevin Oakes in connection with his resignation as President of the Company, effective as of May 31, 2006 (the “Resignation Date”), and agreement to become a consultant to the Company for a period of two years after the Resignation Date. The Agreement was recommended by the Compensation Committee and unanimously approved by the Board of Directors, with Mr. Oakes abstaining from such vote, and provides, among other things, that Mr. Oakes will receive (i) his Retention Bonus of $480,000 pursuant to the Retention Agreement, the terms of which were substantially described in the Current Report on Form 8-K filed by the Company on October 17, 2005, provided, however, that such payment shall occur no later than January 12, 2007; (ii) an annual consulting fee of $100,000 which will be paid in two equal installments, every six (6) months, commencing on June 1, 2006; (iii) the rights to the Topshelf.com URL which will be assigned to him by the Company effective upon the Resignation Date; and (iv) monthly COBRA reimbursements from his Resignation Date for the maximum period allowed by COBRA through the duration of the Agreement, provided Mr. Oakes elects to continue coverage, or until he becomes eligible for other company-provided health coverage. The Agreement provides for the Company’s standard release provisions. Mr. Oakes shall remain a member of the Board.

This description is qualified in its entirety by the Agreement, which is filed as Exhibit 10.2.

Item 2.02. Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated by reference herein is preliminary financial information for the Company for the quarter and year ended December 31, 2005 and forward-looking statements relating to the first quarter of fiscal year 2006 and beyond as presented in a press release of February 13, 2006. The information in this report shall not be incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 5.02. Departure of Directors or Principal Officers; Election of Directions; Appointment of Principal Officers.

On February 13, 2006, SumTotal Systems announced that beginning on February 13, 2006, David Crussell, the Company’s Executive Vice President of Operations, became the Chief Operating Officer of the Company.

Mr. Crussell served as Executive Vice President of Operations of SumTotal Systems since October 2004 and as Senior Vice President of Operations from the Company’s inception in March 2004 until October 2004. He previously served as Senior Vice President, Worldwide Operations of Docent from March 2002 to March 2004. From 2001 to 2002, Mr. Crussell was Chief Operating Officer and Vice President of Sales for Steelpoint Technologies, Inc, a Web-based content management software company. From 1994 to 2001, Mr. Crussell held numerous executive positions at ADAC Laboratories, including Sr. Vice President and General Manager of the Radiation Therapy Planning Software Division. From 1986 to 1994, Mr. Crussell held numerous managerial positions at GE Medical Systems, including Software Development Manager. Mr. Crussell holds a B.S. in Mathematics with Computer Science from Southampton University.

Mr. Oakes notified the Company that he will resign as President of the Company, effective May 31, 2006, and has entered into a Separation, Consulting and Release Agreement with the Company, the terms of which are set forth in Item 1.01 above, and such description is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	2006 Executive and Management Cash Bonus Plan.

10.2	Separation, Release and Consulting Agreement between the Company and Mr. Oakes, dated February 10, 2006.

99.1	Earnings release of Registrant dated February 13, 2006*

* Furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SumTotal Systems, Inc.

By:	/s/ Erika Rottenberg
Erika Rottenberg Senior Vice President, General Counsel & Secretary

Date: February 13, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	2006 Executive and Management Cash Bonus Plan.

10.2	Separation, Release and Consulting Agreement between the Company and Mr. Oakes, dated February 10, 2006.

99.1	Earnings release of Registrant dated February 13, 2006*

* Furnished, not filed.